TAX EFFECT ALLOCATED TO EACH COMPONENT OF OTHER COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Statement of Income and Comprehensive Income
Adjustment of pension and postretirement benefit plans	$ 10,251	$ 62,664	$ (70,306)
Amortization of net losses	(7,839)	3,317	(7,402)
Amortization of prior service cost	1,482	(1,482)	0
Unrealized holding (losses) gains on investments arising during the period	2,569	(1,414)	19,924
Other-than-temporary impairment included in net income	(2,486)	0	0
Reclassification adjustment for (gains) losses included in net income	28	(48)	317
Unrealized net (losses) gains on cash flow hedges	1,707	2,579	(850)
Reclassification adjustment for net losses (gains) included in net income	(1,835)	(2,375)	716
Income tax benefit (expense)	$ 3,877	$ 63,241	$ (57,601)